Exhibit 10.11

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ADDENDUM TO LICENSE AGREEMENT

This Addendum to License Agreement (this Addendum”) is made and entered into as of February 2, 2016 (the “Addendum Date”), and amends that certain License Agreement dated as of July 16, 2014, as amended or supplemented through the Amendment Date (the “License Agreement”), by and between Caribou Biosciences, Inc. (“Caribou”) and Intellia Therapeutics, Inc. (as successor in interest and assignee of Intellia, LLC, and herein thereafter referred to as “Intellia”). Each of Caribou and Intellia may be referred to herein as a “Party” or together as the “Parties.” Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the License Agreement.

WHEREAS, Caribou and Pioneer Hi-Bred International, Inc. (“Pioneer”) have entered into that certain Amended and Restated Collaboration and License Agreement, dated as of July 13, 2015, as may be amended or restated (the “Pioneer Agreement”), pursuant to which Caribou has been granted certain rights and licenses under proprietary and intellectual property rights of Pioneer and its affiliates, including E.I. du Pont de Nemours & Company (“DuPont”):

WHEREAS, the fields in which Caribou has been granted certain rights and licenses under the Pioneer Agreement include [***] the Intellia Field;

WHEREAS, pursuant to Caribou’s obligations and Intellia’s rights under Section 2.7(a) of the License Agreement, Caribou notified Intellia [***] of its execution of the Pioneer Agreement as a New In-License (as defined in the License Agreement), and Intellia notified Caribou [***] of its election to take the benefit of such New In-License; and

WHEREAS, the Parties wish to enter into this Addendum to memorialize the terms and conditions applicable to such New In-License.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows to be effective as of the Addendum Date:

1.	This Addendum is an Included In-License Addendum as set forth in Section 2.7(a) of the License Agreement, and, as of the Addendum Date, the Pioneer Agreement is a Caribou Included In-License, as defined in Section 2.7(a) and a Caribou In-License as defined in Section 1.7 of the License Agreement. Asterisked terms used in this Addendum shall have the meanings set forth in the Pioneer Agreement.

2.	From the Addendum Date, DuPont Pioneer Background IP*, DuPont Pioneer Background Confidential Information,* Pioneer’s and its Affiliates” rights in Program Results,* and Caribou’s and its Affiliates’ rights in Program Results* are added to Caribou IP and included in the scope of the licenses granted to Intellia in the Intellia Field under Section 2.1 of the License Agreement for the duration of the License Term,* and, after expiration of the Pioneer Agreement, such licenses will become non-exclusive, perpetual, irrevocable, fully paid-up and royalty-free.

3.	Milestone Payments.

(a)	For so long as Caribou’s license in the [***] is exclusive and such payments required under the Pioneer Agreement, Intellia will pay the following milestone payments to Caribou, as a pass-through to Pioneer, for [***] of Intellia, its Affiliate or its Sublicensee in the Intellia Field. Each milestone payment shall be payable [***] upon the [***] achievement of the corresponding milestone event, except as expressly set forth in Section 3(vii).

[***]

(b)	Intellia acknowledges that Caribou owes the above milestone payments to Pioneer within [***] of the occurrence of the corresponding milestone events, and, if due by Intellia, agrees to pay the above milestone payments to Caribou within [***] of the occurrence of the corresponding milestone events by Intellia, its Affiliate or Sublicensee.

(c)	Intellia will provide Caribou written notice within [***] after achievement of a milestone event set forth in Section 4(a).

4.	Intellia’s rights under Sections 4.1(h)(i), 4.2(g)(i) and 4.3 of the License Agreement will extend to all Patents within [***] as provided by the Pioneer Agreement.

5.	Intellia’s obligation to maintain the DuPont Pioneer Background Confidential Information in confidence will cease [***].

6.	To the extent not expressly supplemented by this Addendum, the License Agreement remains in full force and effect.

7.	This Addendum may be executed in one or more counterparts, each of which together will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this Addendum by either Part) will constitute a legal, valid and binding execution and delivery of this Addendum by such Party.

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Addendum to the License Agreement as of the Addendum Date

CARIBOU BIOSCIENCES, INC.		INTELLIA THERAPEUTICS, INC.

By:	/s/ Rachel E. Haurwitz	By:	/s/ Nessan Bermingham

Name:	Rachel E. Haurwitz, Ph.D.	Name:	Nessan Bermingham, Ph.D.

Title:	President & CEO	Title:	President & CEO

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